UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

QuantumScape Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 Technology Drive San Jose, California	95110
(Address of principal executive offices)	(Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2023, in connection with the launch of an “at the market” offering program, QuantumScape Corporation (the “Company”) entered into separate Distribution Agreements (each a “Distribution Agreement” and together the “Distribution Agreements”) with J.P. Morgan Securities LLC, Cowen and Company, LLC, Deutsche Bank Securities Inc. and UBS Securities LLC (each a “Sales Agent” and together the “Sales Agents”). Under the Distribution Agreements, the Company may offer and sell its Class A common stock, par value $0.0001 per share (the “Common Stock”), from time to time having an aggregate offering price of up to $400,000,000 (the “Shares”) during the term of the Distribution Agreements through the Sales Agents. The Company has filed a prospectus supplement relating to the offer and sale of the Shares pursuant to the Distribution Agreements. The offering and sale of the Shares will be made pursuant to the Company’s previously filed Registration Statement on Form S-3 (File No. 333-266419), which was initially filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2022 and declared effective by the SEC on August 10, 2022. The Company intends to use the net proceeds from the offering, if any, for working capital and general corporate purposes.

The Company has up to three years from the date of the Distribution Agreements to sell the Shares thereunder, but is not obligated to sell any such Shares. Under the Distribution Agreements, the Company’s board of directors will appoint a placement committee that will set the parameters for the potential sale of Shares, including the strategic considerations such as maximum number of Shares to be sold, the time period during which sales are requested to be made and the lowest price, if any, at which Shares are to be sold. Subject to the terms and conditions of the Distribution Agreements, the Sales Agents may sell Shares by any methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through the New York Stock Exchange or any other trading market for the Common Stock or to or through a market maker. In addition, the Sales Agents may also sell Shares by any other method permitted by law, including, but not limited to, negotiated transactions.

The Company has agreed to pay the Sales Agents a commission not to exceed 3% of the actual sales price of such Shares pursuant to the Distribution Agreements and has agreed to provide the Sales Agents with customary indemnification and contribution rights.

The foregoing summary of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreements, copies of which are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 hereto and incorporated herein by reference. Each Distribution Agreement contains representations and warranties that each party to such agreement made to, and solely for the benefit of, the other party to such agreement in the context of all of the terms and conditions of such Distribution Agreement and in the context of the specific relationship between the parties. The provisions of each Distribution Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such Distribution Agreements and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Distribution Agreements, nor shall there be any sale of such Shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the Shares being offered pursuant to the Distribution Agreements is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s sale of Shares under the Distribution Agreements. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to changes in economic and financial conditions, such as volatility in interest and exchange rates and in the capital or credit markets, and due to other factors discussed in the section titled “Risk Factors” in our Annual Report and Quarterly Reports and other documents filed with the SEC from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1#	Distribution Agreement, dated February 28, 2023 by and between QuantumScape Corporation and J.P. Morgan Securities LLC.

1.2#	Distribution Agreement, dated February 28, 2023, by and between QuantumScape Corporation and Cowen and Company, LLC.

1.3#	Distribution Agreement, dated February 28, 2023, by and between QuantumScape Corporation and Deutsche Bank Securities Inc.

1.4#	Distribution Agreement, dated February 28, 2023, by and between QuantumScape Corporation and UBS Securities LLC.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Certain of the exhibits and schedules to these exhibits have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 28, 2023

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Chief Legal Officer and Head of Corporate Development